SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: January 27, 2004

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)

 New York                          1-1023                    13-1026995
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 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File No.)                 Identification No.)
 incorporation or
 organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
                                 --------------
              (Registrant's telephone number, including area code)

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      Item 9. Regulation FD Disclosure/Disclosure of Results of Operations and
              Financial Condition (Furnished Pursuant to Item 12 of Form 8-K)

      On January 27, 2004 Registrant issued an earnings release (the "Earnings Release") containing a discussion of Registrant's results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2003.

      The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles ("GAAP") that for 2003 the Registrant's diluted earnings per share from continuing operations were $3.58 and $1.12 for the year and fourth quarter, respectively, which include an after-tax gain of $0.30 from the disposition of the Registrant's equity investment in Rock-McGraw Inc., which owns the Registrant's headquarters building. The Release also contains data that would not be presented in a GAAP statement of earnings to the effect that for 2003 diluted earnings per share from continuing operations, excluding the after-tax gain of $0.30 from the sale of real estate, were $3.28 and $0.82 for the year and fourth quarter, respectively. The Registrant believes that the disclosure of this data, which excludes the gain from the sale of the headquarters building which will not recur in the future, is meaningful to shareholders and analysts to assist in understanding the Registrant's financial condition, and to facilitate in evaluating the strengths and weaknesses of the Registrant's continuing businesses. In addition, this data will facilitate period to period comparisons of the financial performance of the Registrant. The reconciliation between this Non-GAAP data and the most comparable GAAP data is set forth in the Earnings Release.

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Item 7. Exhibits

      (99) Earnings Release of the Registrant, dated January 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE McGRAW-HILL COMPANIES, INC.

                                                  /s/  Kenneth M. Vittor
                                               ---------------------------------
                                               By:  Kenneth M. Vittor
                                                    Executive Vice President and
                                                    General Counsel

Dated: January 27, 2004

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                                INDEX TO EXHIBITS

      Exhibit Number

      (99) Earnings Release of the Registrant, dated January 27, 2004, containing a discussion of Registrant's results of operations and financial condition for the fourth quarter and fiscal year ending December 31, 2003.